Exhibit 99.1

Inventergy Strengthens its Financial Management and
Investor Relations (IR) Processes

CAMPBELL, CA—April 22, 2015 - Inventergy Global, Inc. (NASDAQ: INVT) ("Inventergy"), today announced that it has strengthened its financial management and investor relations processes, to improve operational effectiveness and reduce fixed operating costs. As part of these changes, John Niedermaier has become Inventergy’s new CFO, under a consulting arrangement with The Brenner Group, and the previous internal Investor Relations (IR) role has been replaced with an enhanced relationship with IRTH Communications. Mr. Niedermaier has deep experience in financial management and public company compliance, and IRTH Communications brings decades of public market experience.

“Inventergy’s core competencies lie in the licensing and acquisition of intellectual property,” said Joe Beyers, Chairman and CEO of Inventergy. “This improvement allows us to keep our focus on these core areas, as we drive forward on our licensing programs. With these changes, we can efficiently leverage a breadth of external and flexible skill sets and resources for our financial management and investor relations/public relations processes.”

The change in the Company’s financial management is also intended to address recent recommendations made by the Company’s auditors. As part of the new initiatives to engage with investors, the Company plans to participate in key upcoming investor and industry conferences in Los Angeles and New York, and in targeted roadshows in other cities. In addition, CEO Beyers will be presenting Tuesday, June 16th at the IPBC Global 2015 conference in San Francisco.

About Inventergy Global, Inc.

Inventergy Global, Inc. is a Silicon Valley-based intellectual property company dedicated to identifying, acquiring and licensing the patented technologies of market-significant technology leaders. Led by IP industry pioneer and veteran Joe Beyers, the Company leverages decades of corporate experience, market and technology expertise, and industry connections to assist Fortune 500 companies in leveraging the value of their innovations to achieve greater returns. For more information about Inventergy Global, visit www.inventergy.com.

inventergy.com  / 900 E. Hamilton Avenue, Suite 180 / Campbell, CA 95008

Cautionary Statement Regarding Forward-Looking Statements

This press release includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Inventergy and our management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

These factors include, among others, risks related to market conditions and the satisfaction of customary closing conditions related to the proposed offering, the Company's failure to successfully and timely execute on its business strategies; the Company's collaborative relationships and the financial risks related thereto; the Company's history of operating losses and the potential for future losses, which may lead the Company to not be able to continue as a going concern. Some of these factors could cause future results to materially differ from the recent results or those projected in forward-looking statements. See also the "Risk Factors" and "Forward-Looking Statements" described in the Company's periodic filings with the Securities and Exchange Commission.

Investor and Media Relations Contact:

Robert Haag

IRTH Communications

INVT@irthcommunications.com

866-976-4784

inventergy.com  / 900 E. Hamilton Avenue, Suite 180 / Campbell, CA 95008